Share-Based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation

Share-based compensation cost is based on the value of the portion of share-based payment awards that are ultimately expected to vest during the period. Share-based compensation cost recognized in the accompanying Consolidated Statements of Income for the years ended December 31, 2012, 2011 and 2010 includes compensation cost for share-based payment awards based on the grant date fair value estimated in accordance with the provision of FASB ASC Topic 718, Compensation — Stock Compensation. Because share-based compensation expense recognized in the accompanying Consolidated Statements of Income for the years ended December 31, 2012, 2011 and 2010 is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures. We estimate forfeitures at the time of grant and revise that estimate, if necessary, in subsequent periods if actual forfeitures differ from those estimates.
Equity and Performance Incentive Plans
On May 12, 2010, our shareholders approved the PolyOne Corporation 2010 Equity and Performance Incentive Plan (2010 EPIP). The 2010 EPIP provides for the award of a variety of share-based compensation alternatives, including non-qualified stock options, incentive stock options, restricted stock, restricted stock units (RSUs), performance shares, performance units and stock appreciation rights (SARs). On May 9, 2012 our shareholders approved an amendment to this plan whereby, among other provisions, a total of 5.0 million common shares (a 2.0 million increase from the amount authorized in May of 2010) are reserved for grant under the 2010 EPIP. It is anticipated that all share-based grants and awards that are earned and exercised will be issued from PolyOne common shares that are held in treasury.
Share-based compensation is included in Selling and administrative expense in the accompanying Consolidated Statements of Income. A summary of compensation expense by type of award follows:

(In millions)	2012	2011	2010
Stock appreciation rights	$5.1	$2.3	$1.9
Restricted stock units	5.3	3.1	2.5
Total share-based compensation	$10.4	$5.4	$4.4

Stock Appreciation Rights
During the years ended December 31, 2012, 2011 and 2010, the total number of SARs granted were 783,100, 539,300 and 793,200, respectively. Awards granted in 2012 vest in one-third increments annually over a three year service period and upon the achievement of certain stock price targets. Awards granted in 2011 and 2010 vest in one-third increments annually over a 3-year service period. Outstanding SARs have contractual terms ranging from seven to ten years from the date of the grant.
The SARs granted during 2012 were valued using a Monte Carlo simulation method as the vesting is dependent on the achievement of certain stock price targets.These SARs have time and market-based vesting conditions but vest no earlier than their three year graded vesting schedule. As of December 31, 2012, all market conditions were met. Exercises are assumed to occur between vesting and maturity and the resulting expected term is an output from the Monte Carlo simulation valuation model. The expected volatility was determined based on the average weekly volatility for our common shares for the contractual life of the awards. The expected dividend assumption was determined based upon PolyOne's actual dividend yield at the time of grant. The risk-free rate of return was based on available yields on U.S. Treasury bills of the same duration as the contractual life of the awards. Forfeitures were estimated at 3% per year based on our historical experience.
The SARs granted during 2011 and 2010 were valued using the Black-Scholes method as the awards only have time-based vesting requirements. The expected term of SARs granted was determined based on the “simplified method” described in Staff Accounting Bulletin (SAB) Topic 14.D.2, which is permitted if historical exercise experience is not sufficient. The expected volatility was determined based on the average weekly volatility for our common shares for the expected term of the awards. Expected dividend is determined based upon the declared dividend yield at the time the SAR is granted. The risk-free rate of return was based on available yields on U.S. Treasury bills of the same duration as the expected option term. Forfeitures were estimated at 3% per year based on our historical experience.
The following is a summary of the weighted average assumptions related to the grants issued during 2012, 2011 and 2010:

	2012	2011	2010
Expected volatility (weighted-average)	53.0%	56.0%	58.0%
Expected dividends	1.37%	—%	—%
Expected term (in years)	8.0	6.0	4.5
Risk-free rate	2.05%	2.86%	2.26%
Value of SARs granted	$6.92	$8.12	$3.90

A summary of SAR activity for 2012 is presented below:

Stock Appreciation Rights (Shares in thousands, dollars in millions, except per share data)	Shares	Weighted-Average Exercise Price Per Share	Weighted-Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding as of January 1, 2012	3,734	$7.15	4.24	$18.1
Granted	783	14.55
Exercised	(2,353)	5.79
Forfeited or expired	(67)	11.21
Outstanding as of December 31, 2012	2,097	$11.31	6.58	$19.2

Vested and exercisable as of December 31, 2012	743	$7.50	4.08	$9.8

The total intrinsic value of SARs exercised during 2012 was $25.5 million. The total intrinsic value of SARs exercised during 2011 was $8.0 million and during 2010 was $8.9 million. As of December 31, 2012, there was $4.0 million of total unrecognized compensation cost related to SARs, which is expected to be recognized over the weighted average remaining vesting period of 18 months.
Restricted Stock Units
Restricted Stock Units (RSUs) represent contingent rights to receive one common share at a future date provided certain vesting criteria are met.
During the years ended December 31, 2012, 2011 and 2010, the total number of RSUs granted were 591,300, 336,300 and 510,700, respectively. These RSUs, which vest over a 3-year service period, were granted to executives and other key employees. Compensation expense is measured on the grant date using the quoted market price of our common shares and is recognized on a straight-line basis over the requisite service period.
As of December 31, 2012, 1.3 million RSUs remain unvested with a weighted-average grant date fair value of $12.29. Unrecognized compensation cost for RSUs at December 31, 2012 was $7.1 million, which is expected to be recognized over the weighted average remaining vesting period of 15 months.
Stock Options
Our incentive stock plans previously provided for the award or grant of options to purchase our common shares. Options were granted in 2004 and prior years. During 2012, 0.3 million options were exercised and less than 0.1 million remain outstanding as of December 31, 2012. The total intrinsic value of stock options that were exercised during 2012, 2011 and 2010 was $1.5 million, $1.1 million and $1.8 million, respectively. Cash received during 2012, 2011 and 2010 for the exercise of stock options was $2.7 million, $1.7 million and $7.4 million, respectively.